NORVANCO INC.

DIRECTOR DEAL MEMORANDUM

This confirms our agreement to employ you to direct the project described as follows:

Name: Shaun Henning dba Lucidity Entertainment S.S. # ____

Loanout (if applicable): ____ Tel. # 403-938-5083

Address: 118 Woodbend Way, Okotoks

Salary: $ 25,000 ☐ per week ☐ per day ☒ per show

Additional Time: $ ____ ☐ per week ☐ per day

Start date: December, 2004 Guaranteed Period: ____ ☐ pro rata

Project information:

Picture or Series Title: ____

Episode/Segment Title: Natural Follies Episode # 1

Length of Program: ____ Is this a Pilot? ☐ Yes ☒ No

Produced Primarily/Mainly for:

☐ Theatrical ☒ Network ☒ Syndication

☒ Basic Cable ☒ Disc/Cassette ☒ Pay-TV: N/A (service)

Theatrical Film Budget (check one)

☐ A. Under $500,000

☒ B. Between $500,000 and $1,500,000

☐ C. Over $1,500,000

Free Television/Pay Television

☐ Network Prime Time (type)

☐ Other than Network Prime Time (type)

Check one (if applicable): ☒ Segment ☐ Second Unit

The INDIVIDUAL having final cutting authority over the film is: G. Thompson

Other conditions (including credit above minimum): ____

This employment is subject to the provisions of the Directors Guild of America Basic Agreement of 1993.

Accepted and Agreed:

Employee: [signature]

Date: Oct 19, 2004

Signatory Co: Norvanco Inc.

By: [signature]

Date: Oct. 19,2004

ADDENDUM TO THE DIRECTOR'S DEAL MEMORANDUM
POST PRODUCTION SCHEDULE
(FOR A THEATRICAL MOTION PICTURE OR TELEVISION MOTION PICTURE 90 MINUTES OR LONGER)

DIRECTOR'S NAME: ____

SOCIAL SECURITY # ____

PROJECT TITLE: ____

COMPANY NAME: ____

DIRECTOR'S CUT: START DATE: ____

FINISH DATE: ____

DATE FOR SPECIAL PHOTOGRAPHY & PROCESSES (IF ANY): ____

DATE FOR DELIVERY OF ANSWER PRINT: ____

DATE OF RELEASE (THEATRICAL FILM): ____

DATE OF NETWORK BROADCAST (IF APPLICABLE): ____